                                                                    EXHIBIT 23.1

The Board of Directors
Steven Myers & Associates, Inc.:


We consent to the use of our report included in Amendment No. 4 to the Registration Statement on Form S-1 (no. 333-40725) and to the reference to our firm under the heading "Experts" in the prospectus.


                                          KPMG Peat Marwick LLP

Orange County, California

January 26, 1998